UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  January 1, 2005

E-Z-EM, INC.
——————————————————————
(Exact Name of Registrant as Specified in its Charter)

Delaware
——————————————————
(State or Other Jurisdiction of Incorporation)

1-11479 ——————————— (Commission File Number)	11-1999504 ——————————————— (IRS Employer Identification No.)

1111 Marcus Avenue, Lake Success, New York ————————————————————— (Address of Principal Executive Offices)	11042 ——————— (Zip Code)

(516) 333-8230
——————————————————————
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Effective January 1, 2005, the Board of Directors of E-Z-EM, Inc. (the “Company”) appointed Paul S. Echenberg as Chairman of the Board, replacing Howard S. Stern. Mr. Stern was concurrently appointed Chairman Emeritus of the Board of Directors, and remains a director of the Company. On January 3, 2005, the Company issued a press release announcing these appointments, a copy of which is attached as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

99.1	Press release dated January 3, 2005.

SIGNATURES:

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 6, 2005	E-Z-EM, INC. (Registrant)

By:	/s/ Peter J. Graham ———————————————— Peter J. Graham Vice President - General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 3, 2005.